UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 347-4515

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

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On February 4, 2016, Mobetize Corp., (the “Company”), and Ajay Hans (“Hans”) entered into a Share

Exchange Agreement (the “Agreement”) pursuant to which Hans is to exchange four million five hundred and sixty five thousand (4,565,000) shares of the Company’s Common Stock, par value $0.001, for four million five hundred and sixty five thousand (4,565,000) shares of the Company’s Series A Preferred

Stock, par value $0.001 per share (the “Series A Preferred Stock”) in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the (i) Company is the same issuer of the

Common Stock and the Series A Preferred Stock, (ii) no additional consideration was given to Hans for the exchange, (iii) Hans is an existing security holder of the Company and (iv) the Company will not pay any commission or remuneration for the exchange.

As a result of the Agreement, the number of outstanding shares of the Company's Common Stock will decrease from 33,261,154 to 28,696,154 and the number of shares of the Company's Series A Preferred

Stock will increase to 4,565,000. Hans currently owns 100% of the outstanding Series A Preferred Stock and serves as Chief Executive Officer and as a member of the Company’s Board of Directors (the

“Board”).

ITEM 5.01

CHANGE OF CONTROL

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On February 4, 2016, Hans agreed to exchange 4,565,000 shares of the Company’s Common Stock for

4,565,000 shares of the Company’s Series A Preferred Stock in accordance with Section 3(a)(9) of the

Securities Act pursuant to the terms of the Agreement.  Holders of Series A Preferred Stock are entitled to vote with holders of the Common Stock on any matter brought before the Company’s shareholders. Each share of Series A Preferred Stock votes as ten (10) shares of Common Stock. Hans will therefore be entitled to 45,650,000 votes in respect to his holding of Series A Preferred Stock, and 4,081,481  votes in respect to his control of Alligato, Inc., for a aggregate of 49,731,481votes or 66.89% of the total votes on any matter that is brought before the Company’s shareholders. Han’s acquisition of Series A Preferred

Stock constitutes a change in control of the registrant from the prior control of Stephen Fowler and related entities, which individual previously served as an officer and director of the Company.

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ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFI CERS

(b)

On February 4, 2016, the Company’s Board accepted the resignation of Stephen Fowler as its

Chief Financial Officer and as a Director of the Company.

(c)

On February 4, 2016, the Board appointed Elena Karamushko as its Chief Financial Officer and

Principal Accounting Officer. Ms. Karamushko is 34 years old.

Ms. Karamushko brings to her new position management skills and an expert accounting background with 15 years of accounting, management, and consultancy experience. She is a Chartered Professional

Accountant who earned a Bachelor of Business Administration Degree with a Major in Accounting from

Simon Fraser University. She started her accounting career in the audit practice of BDO Canada LLP managing international public company audit engagements. A few of her responsibilities included the audit and review of multicurrency financial statements, continuous reporting material of public companies, performance of detailed analysis of consolidations of multiple foreign entities, and analysis of internal controls. For the past five years, Ms. Karamushko worked in senior roles with organizations including Powerex, a company involved in buying and supplying physical wholesale power, natural gas,

and ancillary services, as well as the Company, and provided expert consulting services in the areas of finance and accounting to various entities.

Ms. Karamushko has not entered into any separate employment agreement with the Company in connection with her appointment as Chief Financial Officer and is presently compensated according to the terms of a consulting agreement dated December 15, 2014, for the rendition of accounting services. The compensatory terms of the consulting agreement include a monthly fee of CAD $8,000, and vested options to purchase 40,000 Company shares at an exercise price of $0.60 per share. The Company does intend to enter into an employment agreement with Ms. Karamushko in the near term that may include additional benefits.

Ms. Karamushko has not entered into any arrangement or understanding with any other persons in connection with her appointment as the Company’s Chief Financial Officer and Principal Accounting

Officer.

Ms. Karamushko is not related to any director, executive officer or person nominated or chosen by the

Company to become a director or executive officer.

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ITEM 5.03

AMENDMENTS    TO    ARTICLES    OF    INCORPORATION    OR    BYLAWS;

CHANGE IN FISCAL YEAR

Bylaws – On February 2, 2016, the Board unanimously determined by written consent to adopt the

Amended and Restated Bylaws of Mobetize Corp. (the “Bylaws”) to add definition to corporate operations.

Changes to the Bylaws in comparison to those previously adopted include amending the responsibility for the calling of special shareholders meetings to either the president of the Company or the Board doing away with an onerous provision that those shareholders holding a minimum threshold of fifty percent

(50%) of outstanding Common Stock were required to cause the president to call a special shareholders meeting; the Bylaws now include procedural mandates for the conduct of annual or special shareholder meetings most importantly providing new processes for the inclusion of shareholder proposals and the nomination of directors which processes were not included in the prior bylaws; and provision for preferred stock and the effect of such designation on shareholder voting which consideration was absent from the prior bylaws.

Articles - On February 4, 2016, the Company filed an amendment to its Articles of Incorporation (the

“Amendment”) with the Nevada Secretary of State to create a capital structure that included preferred stock. The Amendment was unanimously approved by the Board on December 20, 2015, and by those shareholders holding a majority of the Company’s issued and outstanding shares pursuant to written consent on December 22, 2015.

The Amendment changed Article 3 of the Articles of Incorporation which now includes in the description of capital stock two hundred and fifty million (250,000,000) preferred shares. The Board has the authority to designate the rights, preferences or other variations of each class or series of preferred stock and to determine consideration for issuance.

Certificate of Designation - On February 4, 2016, the Board approved a Certificate of Designation for the Series A Preferred Stock (the “Certificate of Designation”) which designation was subsequently filed with the Nevada Secretary of State.

The Certificate of Designation designated ten million (10,000,000) shares of the authorized preferred share capital created with the Amendment as Series A Preferred Stock and provides certain preferences to holders of Series A Preferred Stock over those rights held by holders of the Company’s Common Stock certain of which rights are summarized as follows:

Conversion Rights – Shares of Series A Preferred Stock can be converted into shares of Common Stock on a one for one (1:1) basis, subject to adjustments, on or after the second (2nd) anniversary of the designation of the Series A Preferred Stock or on an earlier date if converted in connection with a reorganization, reclassification, consolidation, merger or sale.

Voting  Rights  –  Shares  of  Series  A  Preferred  Stock  entitle  the  holder  thereof  to  ten  (10)  votes  for  each share  of Series  A  Preferred  Stock,  voting together  with  the  Common  Stock as  a  single  class,  with  respect to  any  and  all  matters  presented  to  the  shareholders  of  the  Company  for  their  action  or  consideration

(whether  at  a  meeting  of  stockholders  of  the  Company,  by  written  action  of  stockholders  in  lieu  of  a meeting or otherwise).

Rank – Shares of Series A Preferred Stock ranks pari pasu with the Common Stock in respect to dividend rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company.

Protection Provisions – The Certificate of Designation may not be altered in any way except with the consent of the holder of Series A Preferred Stock; the Company may not redeem for value existing shares of Common Stock if such redemption does not include outstanding shares of Series A Preferred Stock;

the Company may not issue a new series of capital stock ranking pari pasu or with a preference over the voting rights fixed for the Series A Preferred Stock.

The foregoing descriptions of the changes to the Bylaws, the substance of the Amendment and the preferences associated with the Certificate of Designation are qualified in their entirety by reference to the full text of each document, and should be read in conjunction with the Bylaws, the Amendment and the

Certificate of Designation, copies of the respective documents are filed with this Current Report on Form

8-K as Exhibit 3.1.1, 3.1.2 and Exhibit 3.2.

________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

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(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

3.1.1

Attached

Certificate of Amendment to Articles of Incorporation

3.1.2

Attached

Certificate of Designation Series A Preferred Stock

3.2

Attached

Amended and Restated Bylaws

10.1

Attached

Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

February 11, 2016

Name: Ajay Hans

Title: Chief Executive Officer

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